UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

September 8, 2010 (September 8, 2010)

GRAHAM PACKAGING COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34621	52-2076126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 9, 2010, Graham Packaging Acquisition Corp., a Delaware corporation and a subsidiary of Graham Packaging Company Inc. (the “Company”), entered into a definitive Stock and Unit Purchase Agreement (the “Purchase Agreement”) with (a) Liquid Container L.P., a Delaware limited partnership (“Liquid Container”), (b) each of Liquid Container’s limited partners (the “Liquid Container Limited Partners”) and (c) each of the stockholders (the “Stockholders”) of (i) Liquid Container Inc., a Delaware corporation, (ii) CPG-L Holdings, Inc., a Delaware corporation, and (iii) WCK-L Holdings, Inc., a Delaware corporation (together with Liquid Container Inc., CPG-L Holdings, Inc. and Liquid Container, the “Liquid Container Entities”). Pursuant to the Purchase Agreement, Graham Packaging Acquisition Corp. or its wholly owned subsidiaries and/or affiliates will purchase all of the shares from the Stockholders and all of the limited partnership units from the Liquid Container Limited Partners (collectively, the “Liquid Container Acquisition”) for a purchase price of $568.0 million, plus cash, minus certain indebtedness and subject to a potential net working capital adjustment. Part of the purchase price will be used to repay the outstanding indebtedness of the Liquid Container Entities. Consummation of the Liquid Container Acquisition is subject to several conditions, including the obtaining of certain consents and other customary closing conditions.

In connection with the Liquid Container Acquisition, the Company is providing prospective lenders certain information, excerpts from which are furnished as Exhibit 99.1 to this report, which are incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

FORWARD LOOKING STATEMENTS

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the registrant assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning the Liquid Container Acquisition. These statements often include words such as “approximate,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the registrant’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the registrant’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other releases and public filings made by Graham Packaging (including its filings with the Securities and Exchange Commission). Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the registrant also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from materials provided to prospective lenders on September 8, 2010.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING COMPANY INC.

Date: September 8, 2010	By:	/S/ DAVID W. BULLOCK
	Name:	David W. Bullock
	Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Excerpts from materials provided to prospective lenders on September 8, 2010.